Exhibit 23


                    Consent of Independent Auditors



The Board of Directors
Union Carbide Corporation:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG PEAT MARWICK LLP
                                          KPMG PEAT MARWICK LLP



Stamford, Connecticut
July 22, 1998